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                                                               Exhibit 10.26

                   AGREEMENT TO CANCEL A CONTRACT
                   ------------------------------

    The Parties listed below are signatories to voting agreement dated July 1995 concerning Trident Rowan Group, Inc. ("TRG"). For one dollar and other valuable consideration, the Parties hereby agree to cancel that agreement, effective on the Closing Date as defined in an Agreement to Purchase Common Stock between Finprogetti S.p.A. and Tamarix Investors Ltd. This Agreement may be signed in any number of counterparts with the same effect as if the signatures were upon the same document.

New York, May 2nd 1997

                                       Finprogetti S.p.A.


                                       By /s/ Giovanni Caronia
                                         ----------------------------



                                         /s/ Howard E. Chase
                                         ----------------------------
                                            Howard E. Chase


                                         /s/ Albino Collini
                                         ----------------------------
                                            Albino Collini


                                         /s/ Mario Tozzi-Condivi
                                         ----------------------------
                                            Mario Tozzi-Condivi